EXHIBIT 10.5

                                 LOAN AGREEMENT

        THIS LOAN AGREEMENT dated as of JULY 13, 1998, by and among GOLDEN BEAR GOLF, INC., a Florida Corporation ("Borrower") and JACK W. NICKLAUS (the "Lender"), provides:

                                    ARTICLE I
                          RECITALS AND PURPOSE OF LOAN

        Subject to the terms and conditions hereinafter set forth, the Lender agrees to lend to Borrower and Borrower agrees to borrow from the Lender, an amount not exceeding U.S. $2,400,000.00, the proceeds of which shall be used as set forth herein.

                                   ARTICLE II
                                   DEFINITIONS

        The terms defined in this Article II shall for all purposes of this Agreement have the meanings herein specified unless the context expressly or by necessary implication otherwise requires:

        "Agreement" shall mean this Loan Agreement and all written amendments thereto.

        "Borrower" shall mean Golden Bear Golf, Inc., a Florida corporation.

        "Business Day" shall mean any day other than Saturday, Sunday or other day on which commercial banks in the state of Florida are authorized or required to close under applicable laws.


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        "Closing Date"  shall mean JULY 13, 1998.

        "Event of Default" shall mean an event specified in /section/11.1 hereof.

        "Loan" shall mean the Loan to Borrower hereunder.

        "Loan Documents" shall mean collectively this Agreement, the Note, and such additional agreements, consents, environmental indemnification agreement, documents and instruments as may be executed pursuant to this Agreement or in connection herewith.

        "Maximum Loan Outstanding" shall mean $2,400,000.00.

        "Note" shall mean the Note of Borrower evidencing the Loan.

        "Person" shall mean a corporation, association, partnership, organization, business, division, individual or government or political subdivision thereof or any governmental agency.

        "Project" shall mean the residential real estate project described on Exhibit "A" hereto.

                                   ARTICLE III
                                    THE LOAN

        3.1 AMOUNT. The Lender agrees, on the terms and subject to the conditions of this Agreement, to make the Loan to Borrower in the aggregate principal amount not to exceed U.S. $2,400,000.00.

        3.2 ADVANCE PROCEDURE. Lender shall fund the entire Loan Proceeds to Great Expectations, LLC in accordance with an Agreement dating JULY 13, 1998.


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        3.3     NOTE. The Loan shall be evidenced by the Note, dated as of the
                Closing Date in the face principal amount of U.S. $2,400.000.00 payable to the order of the Lender.

        3.4 PROCEEDS. The proceeds of the Loan shall be utilized solely in connection with the Project.

        3.5 PREPAYMENT. Prepayment shall be remitted at any time without penalty.

                                   ARTICLE IV
                       THIS SECTION INTENTINALLY DELETED.


                                    ARTICLE V
                        THIS SECTION INTENTINALLY DELETED


                                   ARTICLE VI
                              PROFIT PARTICIPATION

        6.1 DESCRIPTION. Lender is receiving a profit participation in a certain residential real estate project described in the Agreement. As long as there is no event of default by Borrower hereunder, the first $2,400,000.00 of any distributions to Lender shall be applied to the principal of the Loan. If the Loan has been satisfied, the distributions (up to a total of $2,400,000) shall be paid to Borrower.

                                   ARTICLE VII
                              CONDITIONS OF LENDING

        The obligation of the Lender to make the Loan hereunder is subject to the accuracy of the representations and warranties contained in Article VIII,


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to the performance by the Borrower of its obligations to be performed hereunder and to the satisfaction of the following further conditions:

        7.1     LOAN ADVANCE.

                (a) The representations and warranties set forth in Article VIII shall be true and correct in all material respects on and as of the date of the Loan advance with the same effect as though such representations and warranties had been made on and as of such date.

                (b) Borrower shall be in compliance with all the terms and provisions set forth herein on its part to be observed or performed, no Event of Default nor any event which upon notice or lapse of time or both would constitute such an Event of Default, shall have occurred and be continuing.

        7.2 CLOSING CONDITIONS. The following conditions shall be satisfied prior to funding of the Loan, as applicable:

                (a) At Closing, the Borrower shall have delivered to the Lender a duplicate original of this Agreement executed by Borrower.

                (b) At Closing, the Borrower shall have delivered to the Lender the Note, executed by Borrower.

                (c) At closing and thereafter as determined by Lender, the Borrower shall have executed and delivered to the Lender such other Loan Documents (if any) as may be appropriate under the terms of this Agreement, all in form and substance acceptable to Lender, including, but not limited to, the Environmental Indemnification Agreement executed by Borrower.


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                (d)     At Closing, the Borrower, shall have delivered to the
                        Lender copies of corporate resolutions adopted by the Board of Directors of the Borrower, and certified by its secretary, duly authorizing the execution, delivery and performance of this Agreement, the Note and the other Loan Documents and all transactions and documents contemplated hereby and thereby.

                (e) As determined by Lender, the Borrower shall have delivered to the Lender true copies of all third party consents and required governmental approvals, if any, necessary to the execution, delivery and performance of this Agreement, the Note, and the other Loan Documents and the transactions contemplated hereby or thereby.

                (f) No event shall have occurred and be continuing which constitutes an Event of Default, or which would constitute an Event of Default but for a requirement that notice be given or that a period time elapse, or both.

        All legal matters incident to the Loan, and all advances thereof, and all documents and instruments to be delivered hereunder or pursuant hereto or thereto, shall in all events be satisfactory in form and substance to counsel for the Lender.

                                  ARTICLE VIII
                     GENERAL REPRESENTATIONS AND WARRANTIES

        Borrower represents and warrant to the Lender, as of the date of this Agreement (unless otherwise specified) and as of the date of each advance of the Loan that:

        8.1 INCORPORATION, QUALIFICATION, PROPERTIES. Borrower is a Florida corporation duly organized, existing and in good standing under the laws of the jurisdiction of its incorporation, (ii) entitled to own its respective properties and carry on its business as now conducted and presently contemplated, and (iii) qualified to do business in each jurisdiction in which it does business.


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        8.2     CORPORATE AUTHORITY. Borrower has the necessary corporate power to enter into, and has taken all necessary corporate action to authorize, the execution, delivery and performance of, this Agreement, and all transactions and Loan Documents contemplated hereby and thereby.

        8.3 BINDING EFFECT AND ENFORCEABILITY. This Agreement constitutes, and all other Loan Documents, when issued and delivered pursuant hereto for value received, will constitute, legal, valid and binding obligations of the Borrower, enforceable against Borrower in accordance with the terms thereof.

        8.4 NO CORPORATE OR CONTRACT VIOLATION. There is no provision of law or in the charter or by-laws of Borrower and, no provision of any existing mortgage, contract, lease, indenture or agreement binding on it or any of its properties which would be contravened by the making and delivery of this Agreement, or any of the other Loan Documents, or by the performance or observance of any of the terms hereof or thereof.

        8.5 APPROVALS. The execution, delivery and performance of this Agreement, and the transactions contemplated hereby, do not require any approval or consent of, or filing or registration with, any governmental or any other agency or authority, or stockholders, or of any other party, or, if any such approval is require, the same has been obtained.

        8.6 TRUE STATEMENTS. Neither this Agreement or any written statement or certificate furnished by the borrower to the Lender in connection with the Loan, contains any untrue statement of material fact or omit disclosure of a material fact necessary to make the statement contained therein or herein not misleading.


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        8.7     TAX RETURNS. The Borrower has filed on a timely basis all
                required federal tax returns and all state and other tax returns and all assessments and other governmental charges (other than those presently payable without penalty or interest and those being contested in good faith by appropriate proceedings) due from the Borrower has been paid.

        8.8 USE OF PROCEEDS. No part of the proceeds of any Loan hereunder will be used, directly or indirectly, for the purpose of purchasing, carrying or trading in any margin security within the meaning of applicable regulations of the Board of Governors of the Federal Reserve System, or for the purpose of purchasing or carrying or trading in any securities under such circumstances as to involve a violation of such regulations including, without limitation, Regulations G,T, U and X of such Board, or for any purpose other than as set forth in Article I hereof. If requested by the Lender, the Borrower will furnish to the Lender a statement in conformity with the requirements of Federal Reserve Form U-1 referred to in Regulation U.


        The foregoing warranties and representations shall be deemed to be continuing and shall survive the execution and delivery of this Agreement.

                                   ARTICLE IX
                              AFFIRMATIVE COVENANTS

        Until payment in full of the Loan and the Note, unless the Lender shall otherwise consent in writing, the Borrower agrees that it will:

        9.1 TAXES. Duly pay and discharge all taxes, assessments and governmental charges upon it or against its properties prior to the date on which penalties attach thereto.


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        9.2     CORPORATE FRANCHISES. Duly observe and conform to all valid requirements of any governmental authority relative to the conduct of its businesses and to its properties and assets and maintain and keep in force all leases, franchises, licenses and permits necessary to the lawful and proper conduct of its businesses.

        9.3 INSURANCE. Keep its properties and assets in good repair, maintain insurance on its property in such amounts and against such risks as is reasonably required.

        9.4 FINANCIAL INFORMATION. Promptly upon their becoming available, Borrower will deliver to Lender copies of all financial information relating to Borrower as may be reasonable required by Lender.

        9.5 ACCESS TO PREMISES AND RECORDS. Maintain financial records in accordance with generally accepted accounting principles, and permit representatives of the Lender to have access to such financial records and the premises of the Borrower at reasonable times and to make such excerpts from such records as such representatives deem necessary, which excerpts shall remain confidential.

        9.6 LITIGATION AND OTHER NOTICES. Give the Lender prompt written notice of the following:

                (a) Any Event of Default and any event which with notice or lapse of time or both would constitute an Event of Default;

                (b) All events of default or any event that would become an event of default upon notice or lapse of time or both under any of the terms or provisions of any note, or of any other evidence of indebtedness;

                (c) The occurrence of any claim, demand, action, suit, or proceeding against the Borrower whether or not such


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                        claim is considered by the Borrower to be covered by
                        insurance; including any lien claims in connection with the construction described herein; and

                (d) Levy of an attachment, execution or other process against any of the property or assets, real or personal, of the Borrower.

        9.7 MAINTENANCE OF PROPERTY. Maintain all of its properties and assets in good condition, repair and working order.

        9.8 COMPLIANCE WITH LAWS. Comply in all material respects with all laws and governmental regulations of the United States of America and all political subdivisions thereof applicable to it and its business, including, without limitation, air and water pollution, safety, health and discrimination.

        9.9 FINANCIAL INFORMATION. Borrower shall provide its in-house financial reports requested by Lender, including income and expense reports, as well as copies of any federal and state tax filing.

        9.10 PROJECT. Provide such information with respect to the Project as is requested by Lender from time to time.

                                    ARTICLE X
                               NEGATIVE COVENANTS

        The Borrower agrees that until payment in full of the Loan and the Note, without the prior written consent of the Lender, the Borrower shall not:

        10.1 AGREEMENTS. Enter into any agreement containing any provision that would be violated or breached by the performance of the Borrower' obligations under this Agreement, the Note, or any instrument or document to be delivered hereunder or in connection herewith.


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                                   ARTICLE XI
                                EVENTS OF DEFAULT

        11.1 EVENTS OF DEFAULT. The occurrence of any of the following events shall constitute an Event of Default hereunder and under the Loan Documents:

                (a) The Borrower shall fail to make any payment of principal or interest with respect to the Note on the due date thereof, whether at maturity, by notice of intention to prepay or otherwise;

                (b) The Borrower shall breach or fail to perform any term, covenant, warranty or agreement contained or referred to herein or in any of the Loan Documents;

                (c) The Borrower shall breach any other term, covenant, warranty or agreement herein or in any other Loan Document;

                (d) Any material representation or warranty of the Borrower herein, or of the Borrower in any Loan Document or in any certificate delivered hereunder or thereunder shall prove to have been untrue at the time it was made in any material respect;

                (e) Borrower shall (i) voluntarily commence any proceeding or file any petition seeking relief under Title ll of the United States Code or any other federal, state or foreign bankruptcy, insolvency or similar law, (ii) consent to the institution of, or fail to controvert in a timely and appropriate manner, any such proceeding or the filing of any such petition, (iii) apply for or consent to the appointment of a receiver, trustee, custodian, sequestrator or similar official for Borrower or for a substantial part of its property, (iv) file and answer admitting the material allegations of a petition filed against it in any such proceeding, (v)


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                        make a general assignment for the benefit of creditors,
                        (vi) become unable, admit in writing its inability or fail generally to pay its debts as they become due, or
                        (vii) take corporate action for the purpose of effecting any of the foregoing;

                (f) An involuntary proceeding shall be commenced or an involuntary petition shall be filed in a court of competent jurisdiction seeking (i) relief in respect of Borrower, or of a substantial part of its property, under Title 11 of the united States Code or any other federal, state or foreign bankruptcy, insolvency or similar law, (ii) the appointment of a receiver, trustee, custodian, sequestrator or similar official for Borrower, or for a substantial part of its property or
                        (iii) the winding-up or liquidation of Borrower; and such proceeding or petition shall continue undismissed for sixty (60) days or an order or decree approving or ordering any of the foregoing shall continue unstayed and in effect for 30 days; or

                (g) Borrower shall suffer any final judgment to be entered against it or them which is not provided for in full within sixty (60) days by insurance, bond, payment or otherwise to Lender's satisfaction, or any writ of attachment or execution or any similar process to be issued or levied against a substantial part of its or their property, which is not provided for prior to attaching; or

                (h) Any event of default by Borrower in connection with any other Loan or obligation of Borrower.

        11.2    REMEDIES. Upon the occurrence of any such Event of Default under item 11.1 (a) above, there shall be a "Grace Period" of ten (10) days after any such payment is due. Upon the occurrence of any such Event of Default under items 11.1 (b) through (e) there shall be a Grace Period of


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                fifteen (15) days from notice of any such default; provided that if any such Event of Default cannot practically be cured within such fifteen (15) day period, the time to cure such breach shall be extended as long as the defaulting party is proceeding to effect a cure as expeditiously as practicable, but in no event shall the Grace Period exceed forty-five (45) calendar days from such notice.

        Upon the occurrence of an Event of Default, and the expiration of the Grace Period as set forth herein, the full amount of the disbursed and unpaid principal of and accrued interest on the Notes and all other obligations hereunder shall become automatically due and payable, in full, immediately without additional demand or notice and, at the election of lender, Borrower shall be deemed to be in default under the Purchase Agreement and all Loan Documents.

        11.3 CROSS-DEFAULT. An Event of Default hereunder shall constitute an event of default under the documents evidencing and/or securing the Loan.

                                   ARTICLE XII
                            MISCELLANEOUS PROVISIONS

        12.1 NOTICES. All written notices hereunder to either party hereto shall be sent by telefax or by commercial delivery service (including Federal Express and similar carriers) or by certified or registered mail, postage prepaid, or delivered in person addressed to the party for whom intended at the address specified on the signature pages hereto. Any party shall have the right to change its address for notice by giving notice hereunder, including the right to specify a person to whose attention notices shall be directed, and shall also have the right by giving notice hereunder to require that copies of any notice be given to additional persons or addresses.


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        12.2    TERM OF AGREEMENT. This Agreement shall continue in force and effect so long as any Loan, the Note or any obligation of the Borrower for any interest or other expense hereunder or thereunder or under any other Loan Document shall be outstanding.

        12.3 NO WAIVER. No failure or delay by the Lender in exercising any right, power or privilege hereunder shall operate as a waiver thereof, nor shall any single or partial exercise thereof preclude any other or further exercise thereof or the exercise of any other right, power or privilege. The rights and remedies herein provided are cumulative and not exclusive of any rights or remedies otherwise provided by law.

        12.4 SEAL, JURISDICTION. This Agreement and the Note shall be deemed to be contracts made under seal and shall be construed in accordance with and governed by the laws of the State of Florida.

        12.5 EXPENSE, TAXES. (a) The Borrower agrees to pay on demand all intangible taxes payable by Lender in connection with the Note, documentary stamps, taxes, fees, filing fees, recording fees, and out-of-pocket expenses of the Lender, including, without limitation the reasonable fees and expenses of the Lender's counsel, in connection with the preparation and negotiation of this Agreement, the Loan, the Note and the other Loan Documents and the enforcement or defense of any thereof including enforcement or defense arising in bankruptcy proceedings.

                (b) If the Lender shall retain or engage at any time an attorney or attorney's to collect or enforce or protect its interest with respect to this Agreement, the Loan, the Note or the other Loan Documents, the Borrower shall pay all of the costs and expenses of such collection, enforcement or protection, including


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                        reasonable fees of attorney's, and the Lender may take
                        judgment for all such amounts.

        12.6 CHANGE, WAIVERS, ETC. Neither this Agreement, the Notes or the other Loan Documents nor any provision hereof or thereof, may be changed, waived, discharged or terminated orally, but only by a statement in writing signed by the Lender.

        12.7 SINGULAR AND PLURAL. Terms in the singular number shall include the plural and those in the plural shall include the singular.

        12.8 USE OF DEFINED TERMS. All terms defined in this Agreement shall have the defined meanings when used in the Notes, and the other Loan Documents and in certificates, reports or other documents made or delivered pursuant hereto or thereto, unless the context shall otherwise require.

        12.9 BINDING EFFECT OF AGREEMENT. This Agreement shall be binding upon and inure to the benefit of the Borrower, the Lender and their respective successors and assigns, provided that the borrower may not assign or transfer their rights or obligations hereunder without the prior written consent of the Lender, any such assignment being void.

        12.10 HEADINGS. Headings or captions have been inserted for convenience only and shall not be construed as limiting or affecting in any way the provisions of this Agreement.

        12.11 ACCOUNTING TERMS. Except as otherwise specifically provided, all accounting terms used herein shall have the meanings customarily given thereto in accordance with generally accepted accounting principles ("GAAP").


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        12.12   COUNTERPARTS. This Agreement may be signed in any number of counterparts with the same effect as if the signatures hereto and thereto were upon the same instrument.

        12.13 ESTOPPEL CERTIFICATES. Borrower, within ten (10) days after request by Lender, will furnish Lender with a statement, duly acknowledged and certified, setting forth the amount of the Loan and the offsets or defenses thereto, if any.

        12.14 FURTHER ASSURANCES. Borrower agrees to do or cause to be done all such further reasonable acts and things, and to execute and deliver or cause to be executed and delivered all such additional conveyances, assignments, agreements and instruments as Lender may at any time reasonably request in connection with the administration or enforcement of this Agreement and the other Loan Documents or in order better to assure, perfect and confirm unto Lender its rights, powers and remedies under this Agreement and under the other Loan Documents. Nothing contained in this paragraph shall be construed as obligating Borrower to provide or to cause to be provided any collateral or security for the Loan other than as expressly contemplated by the provisions of this Agreement.

        12.15 INDEMNIFICATION OF LENDER. Borrower shall indemnify Lender, its directors, officers and employees against all losses, claims, damages, penalties, judgments, liabilities and reasonable expenses (including, without limitation, all expenses of litigation or preparation therefor whether or not Lender is a party thereto) which any of them may pay or incur arising out of or relating to this Agreement, the other Loan Documents, the transactions contemplated hereby or the direct or indirect application or proposed application of the proceeds of any Loan hereunder. The obligations of the borrower under this paragraph shall survive the termination of this Agreement.


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        12.16   FACSIMILE. The parties agree that this agreement may be
                transmitted between them by facsimile machine. The parties intend that faxed signatures constitute original signatures and that a faxed agreement containing the signatures (original or faxed) of all parties is binding on the parties.

        12.17 PUBLIC DISCLOSURE. Neither party shall make any public release of information regarding the maters contemplated herein except as otherwise required by law or as otherwise agreed to by the parties.

        12.18 ATTORNEYS' FEES AND COSTS. If any legal action or other proceeding is brought for the enforcement of this Agreement, or because of an alleged dispute, breach, default or misrepresentation in connection with any of the provisions of this Agreement, the successful or prevailing party or parties shall be entitled to recover reasonable attorneys' fees and other costs incurred in that action or proceeding, including those related to appeals, in addition to any other relief to which it or they may be entitled.

        12.19 WAIVER OF TRAIL BY JURY. Borrower and Lender hereto hereby knowingly, voluntarily and intentionally waive the right either may have to a trial by jury in respect to any action, proceeding, litigation or counterclaim based hereon, or arising out of, under or in connection with the Agreement, or any course of conduct, course of dealing, actions or statements (whether verbal or written) of either party in connection herewith.

        12.20 GOVERNING LAW, VENUE AND JURISDICTION. This Agreement and all transactions contemplated by this Agreement shall be governed by and construed and enforced in accordance with the internal laws of the State of Florida without regard to principles of conflicts of laws. The parties acknowledge that a substantial portion of


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                negotiations and anticipated performance of this Agreement occurred or shall occur in Palm Beach County, Florida, and that, therefore, each of the parties irrevocably and unconditionally
                (a) agrees that any suit, action or other legal proceeding arising out of or relating to this Agreement shall be brought in the courts of record of the State of Florida in Palm Beach County; (b) consents to the jurisdiction of each such court in any such suit, action or proceedings; and (c) waives any objection which it may have to the laying of venue of any such suit, action or proceeding in any of such court.

        12.21 SUBORDINATION AGREEMENTS. Lender agrees to enter into such reasonable Subordination Agreements as may be required from time to time by institutional lenders providing financing to Borrower.

        IN WITNESS WHEREOF, the parties have caused this Agreement to be duly executed and delivered by their duly authorized officers as of the day and year first above written.

                                       BORROWER:

                                       GOLDEN BEAR GOLF, INC.

                                       BY:
                                          --------------------------------------
                                          Name:
                                          Title:

                                       LENDER:



                                        ----------------------------------------
                                        Jack W. Nicklaus


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